EXHIBIT 99.3

INTEROUTE COMMUNICATIONS HOLDINGS S.A.

UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

As of 31 March 2018 and for the 3 months ended 31 March 2018 and 2017

EXHIBIT 99.3

Contents                                     Page

Condensed Consolidated Income Statement                        3
Condensed Consolidated Statement of Comprehensive Income / (Expense)        3
Condensed Consolidated Statement of Changes in Equity                4
Condensed Consolidated Balance Sheet                        5
Condensed Consolidated Cash Flow Statement                    6
Notes to the Condensed Consolidated Interim Financial Statements         7

EXHIBIT 99.3

Interoute Communications Holdings S.A.
Condensed Consolidated Income Statement

In millions of Euros		3 months ended 31 Mar 2018	3 months ended 31 Mar 2017
			Restated*
	Note
Revenue	4	172.9	177.1

Marginal selling costs		(59.2)	(66.6)
Changes in inventories		(0.1)	1.0
Employee costs		(39.1)	(35.8)
Network costs		(27.7)	(27.0)
Other costs		(15.2)	(13.5)
Depreciation		(19.0)	(20.9)
Amortisation		(3.3)	(4.4)
Finance costs	5	(5.2)	(11.6)
Profit / (loss) before income tax		4.1	(1.7)

Income tax credit	6	0.3	0.7
Profit / (loss) for the period		4.4	(1.0)

Interoute Communications Holdings S.A.
Condensed Consolidated Statement of Comprehensive
Income / (Expense)

In millions of Euros	3 months ended 31 Mar 2018	3 months ended 31 Mar 2017
		Restated*
Profit / (loss) for the period	4.4	(1.0)
Items that may be reclassified to the income statement
Currency translation differences	(1.1)	(0.6)
Other comprehensive expense	(1.1)	(0.6)
Total comprehensive income / (expense)	3.3	(1.6)

The accompanying notes are an integral part of these condensed consolidated interim financial statements.
* See Note 8 for details regarding the restatement as a result of a change in accounting policy.

EXHIBIT 99.3

Interoute Communications Holdings S.A.
Condensed Consolidated Statement of Changes in Equity

In millions of Euros	Ordinary shares	Preference shares	Total Equity share capital	Share premium	Other reserves	Accumulated deficit	Total equity
31 December 2016	214.3	0.2	214.5	408.4	22.5	(444.1)	201.3
Change in accounting policies (see note 8)	—	—	—	—	—	7.8	7.8
Restated amount*	214.3	0.2	214.5	408.4	22.5	(436.3)	209.1
Loss for the period	—	—	—	—	—	(1.0)	(1.0)
Other comprehensive expense for the period	—	—	—	—	(0.6)	—	(0.6)
Total comprehensive expense for the period	—	—	—	—	(0.6)	(1.0)	(1.6)
Employee share schemes	—	—	—	—	0.1	—	0.1
Total transactions with owners, recognised directly in equity	—	—	—	—	0.1	—	0.1
31 March 2017	214.3	0.2	214.5	408.4	22.0	(437.3)	207.6

31 December 2017	214.3	0.2	214.5	408.4	25.9	(442.6)	206.2
Change in accounting policies (see note 8)	—	—	—	—	—	17.8	17.8
Restated amount*	214.3	0.2	214.5	408.4	25.9	(424.8)	224.0
Profit for the period	—	—	—	—	—	4.4	4.4
Other comprehensive expense for the period	—	—	—	—	(1.1)	—	(1.1)
Total comprehensive income for the period	—	—	—	—	(1.1)	4.4	3.3
Employee share schemes	—	—	—	—	1.3	—	1.3
Total transactions with owners, recognised directly in equity	—	—	—	—	1.3	—	1.3
31 March 2018	214.3	0.2	214.5	408.4	26.1	(420.4)	228.6

The accompanying notes are an integral part of these condensed consolidated interim financial statements.
* See Note 8 for details regarding the restatement as a result of a change in accounting policy.

EXHIBIT 99.3

Interoute Communications Holdings S.A.
Condensed Consolidated Balance Sheet

In millions of Euros	At 31 Mar 2018	At 31 Dec 2017
		Restated*

ASSETS
Property, plant and equipment	446.2	453.0
Goodwill	490.9	490.9
Other intangible assets	176.3	178.0
Deferred income tax assets	39.0	39.0
Trade and other receivables	12.7	9.4
Total non-current assets	1,165.1	1,170.3

Inventories	1.3	1.4
Trade and other receivables	206.7	214.7
Current income tax recoverable	0.3	0.6
Cash and cash equivalents	46.8	55.5
Total current assets	255.1	272.2
Total assets	1,420.2	1,442.5

EQUITY AND LIABILILTIES
Ordinary shares	214.3	214.3
Preference shares	0.2	0.2
Share premium	408.4	408.4
Other reserves	26.1	25.9
Accumulated deficit	(420.4)	(424.8)
Total equity	228.6	224.0

Trade and other payables	65.9	73.3
Borrowings	766.2	767.4
Deferred income tax liabilities	34.9	35.2
Employee benefit obligations	6.2	6.3
Provisions	14.1	14.2
Total non-current liabilities	887.3	896.4

Trade and other payables	262.2	283.1
Borrowings	17.8	20.6
Financial liabilities at fair value through profit or loss	0.5	0.1
Current income tax liabilities	0.2	0.2
Employee benefit obligations	17.6	12.6
Provisions	6.0	5.5
Total current liabilities	304.3	322.1
Total liabilities	1,191.6	1,218.5
Total equity and liabilities	1,420.2	1,442.5

The accompanying notes are an integral part of these condensed consolidated interim financial statements.
* See Note 8 for details regarding the restatement as a result of a change in accounting policy.

EXHIBIT 99.3

Interoute Communications Holdings S.A.
Condensed Consolidated Cash Flow Statement

In millions of Euros	3 months ended 31 Mar 2018	3 months ended 31 Mar 2017
Profit / (loss) before income tax	4.1	(1.7)
Adjustments for:
Depreciation	19.0	20.9
Amortisation	3.3	4.4
Share based payments	6.1	0.4
Loss on disposal of property, plant and equipment	0.8	0.3
Fair value adjustment to derivatives	0.4	0.4
Net finance costs	5.2	11.6
Net exchange differences	0.2	(1.4)
Operating cash flows before movements in working capital	39.1	34.9
Decrease / (Increase) in trade and other receivables	4.8	(3.0)
Decrease / (increase) in inventories	0.1	(1.0)
Decrease in trade and other payables	(28.2)	(37.8)
Increase / (decrease) in other provisions	0.4	(1.5)
Operating cash flows after movements in working capital	16.2	(8.4)
Cash inflow / (outflow) from collateralised deposits and guarantees	—	1.1
Income taxes paid	(0.2)	(0.1)
Net cash flow generated from / (used in) operating activities	16.0	(7.4)

Payments for property, plant and equipment	(12.5)	(17.3)
Payments for intangible assets	(1.7)	(0.1)
Net cash used in investing activities	(14.2)	(17.4)

Interest paid	(8.2)	(4.4)
Proceeds from borrowings	4.3	9.8
Repayments of borrowings	(5.6)	(4.9)
Finance lease payments	(0.7)	(0.8)
Net cash used in financing activities	(10.2)	(0.3)

Net decrease in cash and cash equivalents	(8.4)	(25.1)
Cash and cash equivalents at 1 January	55.5	48.9
Exchange (losses) / gains on cash and cash equivalents	(0.3)	—
Cash and cash equivalents at 31 March	46.8	23.8

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

EXHIBIT 99.3

Interoute Communications Holdings S.A.
Notes to the Condensed Consolidated Interim Financial Statements

1.	General information

Interoute Communications Holdings S.A. (hereafter “the Company” or “ICHSA”) was incorporated on 7 July 2005 and organised under the laws of Luxembourg as a Société Anonyme for an unlimited period of years. It is domiciled in Luxembourg and its registered address is 20 Rue de la Poste, L-2346 Luxembourg, Grand-Duchy of Luxembourg. The Company together with its subsidiaries are referred to as “the Group”. The Group’s financial year starts on 1 January and ends on 31 December of each year and the main activity of the Group is the provision of telecommunication services. These financial statements were approved and authorised for issue by the Board of Directors on 25 May 2018.

2.	Basis of preparation

These condensed consolidated interim financial statements have been prepared in accordance with IFRSs issued by the International Accounting Standards Board (“IASB”) and Interpretations issued by the International Financial Reporting Interpretations Committee (“IFRIC”); specifically International Accounting Standard ("IAS") 34, 'Interim Financial Reporting'.

These condensed consolidated interim financial statements do not include all the notes of the type normally included in an annual financial report. Accordingly, this report should be read in conjunction with the annual financial statements for the year ended 31 December 2017. The same accounting policies, presentation and methods of computation have been applied in these condensed consolidated interim financial statements as were applied in the Group's financial statements for the year ended 31 December 2017, except for the adoption of new and amended standards as set out in Note 8.

The business of the Group is affected by the seasonality of customer demand throughout the year. As a result of this, amounts reported for a 3 month period may not be indicative of amounts that will be reported for the full year.

The financial information contained in these condensed consolidated interim financial statements is unaudited.

In the application of the Group's accounting policies the Directors are required to make judgements, estimates and assumptions about the carrying value of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods. In preparing these condensed consolidated interim financial statements, the significant judgements and key sources of estimation uncertainty were the same as those applied to the annual financial statements for the year ended 31 December 2017.

Going concern
On 23 February 2018, GTT Americas LLC, as purchaser and GTT Communications, Inc. as guarantor signed a definitive purchase agreement to acquire all the shares of Interoute Communications Holdings S.A. (the parent company of the Interoute Group) for consideration of approximately €1.9 billion in cash. The transaction is expected to close in three to six months from this date, subject to customary regulatory approvals. GTT’s stock is currently traded on the New York Stock Exchange (NYSE). The closing of the transaction will trigger the option available to the lenders to request repayment of the €640m Term Loan B, pursuant to the change of control provisions of the facility agreement. GTT have secured committed equity and debt financing, which the directors understand will be used to fund the redemption of the €640m Term Loan B at closing along with the remainder of the purchase price. The group would be unable to repay this term loan without the support of GTT or otherwise. Further, the Directors have limited knowledge of the financial projections and financing arrangements of the consolidated GTT group, post-closing including whether the required support from GTT will be provided and its associated terms. These conditions indicate the existence of a material uncertainty which may cast significant doubt about the Group's ability to continue as a going concern. These condensed consolidated interim financial statements do not include the adjustments that would result if the Group were unable to continue as a going concern. In the absence of the conditions described above or in the event that the transaction is not completed, the Directors consider the Interoute group, on a standalone basis, to be a going concern.

EXHIBIT 99.3

3.	Significant changes in the current reporting period

Sale of the Interoute Group
On 23 February 2018, GTT Americas LLC, as purchaser and GTT Communications, Inc. as guarantor signed a definitive purchase agreement to acquire all the shares of Interoute Communications Holdings S.A. (the parent company of the Interoute Group) for consideration of approximately €1.9 billion in cash. The transaction is expected to close on 31 May 2018. GTT’s stock is currently traded on the New York Stock Exchange (NYSE).

Share based payments
The Group awarded certain key employees 5,329,448 cash settled B awards on 12 January and 21 February 2018 which have the same terms, valuation method and accounting as set out in Note 24 in the consolidated financial statements for the year ended 31 December 2017. These awards had a fair value of €1.78 each.

The total share based payment charge for the period was €6.1m (3 months ended 31 March 2017: €0.4m) which is included within ‘Employee costs’ in the consolidated income statement. The increase is because a vesting event is expected to occur imminently with the sale of the Interoute group as well as the granting of the new B awards.

4.	Revenue

Revenue for the Group can be analysed as follows:

In millions of Euros	3 months ended 31 Mar 2018	3 months ended 31 Mar 2017
Enterprise Digital Platform (EDP)	103.5	102.8
Network Services (NS)	60.7	63.8
Small and Medium Businesses (SMB)	8.7	10.5
Total revenue	172.9	177.1

5.	Finance costs

Finance costs for the Group can be analysed as follows:

In millions of Euros	3 months ended 31 Mar 2018	3 months ended 31 Mar 2017
Net exchange gains	1.9	0.3
Interest on secured notes and Term Loan B	(5.2)	(9.0)
Other interest and finance charges	(1.9)	(2.9)
Finance costs	(5.2)	(11.6)

The significant reduction in the interest charge from the secured notes and Term Loan B is due to the refinancing exercise completed in October 2017 as discussed in Note 19 of the consolidated financial statements for the year ended 31 December 2017.

6.	Income tax credit

In millions of Euros	3 months ended 31 Mar 2018	3 months ended 31 Mar 2017
Deferred tax credit	0.3	0.7
Total income tax credit	0.3	0.7

EXHIBIT 99.3

7.	Related parties

Related party transactions in the 3 months ended 31 March 2018 are similar in nature to those disclosed in Note 25 of the consolidated financial statements for the year ended 31 December 2017.

8.	Changes in accounting policies

This note explains the impact of the adoption of IFRS 9 ‘Financial Instruments’ and IFRS 15 ‘Revenue from Contracts with Customers’ on the Group’s financial statements and also discloses the new accounting policies that have been applied from 1 January 2018, where they are different to those applied in prior periods.

IFRS 9 - Financial instruments
The only measurement difference required is in respect of modifications to financial instruments which do not result in de-recognition of the instrument. Under IFRS 9 the change in the net present value of a financial liability arising from a modification is required to be recognised immediately in profit or loss, whereas under IAS 39 this amount was an option which was elected by the Group to be amortised over the term of the instrument. The new policy has been applied retrospectively to the Group’s financial statements and resulted in a change in treatment of the refinancing undertaken in October 2017, resulting in the recognition of a one-off gain of €8.1m on modification of the Term Loan B and a reduction in the Group’s borrowings and net debt as at 31 December 2017.

IFRS 15 - Revenue from contracts with customers
In accordance with the transition provisions in IFRS 15, the group has adopted the new rules retrospectively (full retrospective approach) and has restated comparatives for the 2017 financial year. For revenue recognition, no changes to existing accounting practices were identified as part of the Group’s IFRS 15 transition project.

With regard to contract costs, a required change was identified in the area of commission payable to sales staff for winning new contracts or contract extensions. Under the Group’s previous accounting policy these costs were written off to the income statement as incurred. However, under IFRS 15 they are a cost of acquiring a contract and should be capitalised and written off over the expected contract duration. The new policy has been applied fully retrospectively to the Group’s financial statements which resulted in an asset of €9.7m as at 31 December 2017.

Changes to previously reported results
As a result of the above new standards, the prior year consolidated financial statements have been restated. The tables below show the adjustments recognised for each individual line item. Line items that were not affected by the changes have not been included. As a result, the sub-totals and totals disclosed cannot be recalculated from the numbers provided.

Consolidated Balance Sheet (extract) In millions of Euros	At 31 Dec 2017	IFRS 9	IFRS 15	At 31 Dec 2017
	As originally presented	Adjustment	Adjustment	Restated
Non-current assets
Trade and other receivables	4.2	—	5.2	9.4
Current assets
Trade and other receivables	210.2	—	4.5	214.7
Total assets	1,432.8	—	9.7	1,442.5
Equity
Accumulated deficit	(442.6)	8.1	9.7	(424.8)
Total equity	206.2	8.1	9.7	224.0
Non-current liabilities
Borrowings	775.5	(8.1)	—	767.4
Total liabilities	1,226.6	(8.1)	—	(1,218.5)
Total equity and liabilities	1,432.8	—	9.7	1,442.5

EXHIBIT 99.3

8. Changes in accounting policies (continued)

Consolidated Statement of Changes in Equity (extract) In millions of Euros	At 31 Dec 2016	IFRS 15	At 31 Dec 2016
	As originally presented	Adjustment	Restated
Accumulated deficit	(444.1)	7.8	(436.3)

Consolidated Income Statement (extract) In millions of Euros	3 months ended 31 Mar 2017	IFRS 15	3 months ended 31 Mar 2017
	As originally presented	Adjustment	Restated
Employee costs	(36.4)	0.6	(35.8)
Loss before income tax	(2.3)	0.6	(1.7)
Loss for the period	(1.6)	0.6	(1.0)

Consolidated Statement of Comprehensive Income/(Expense) (extract) In millions of Euros	3 months ended 31 Mar 2017	IFRS 15	3 months ended 31 Mar 2017
	As originally presented	Adjustment	Restated
Loss for the period	(1.6)	0.6	(1.0)
Total comprehensive expense	(2.2)	0.6	(1.6)

9.	Financial instruments

The fair value of the following financial assets and liabilities approximate their carrying amount at each balance sheet date: Cash and cash equivalents, Trade and other receivables, Trade and other payables and Borrowings.

Derivative financial instruments are designated as at Fair Value Through Profit or Loss (‘FVTPL’). The fair values attributed to the instruments are estimated fair values as at the balance sheet date as notified by the counterparty financial institutions. The valuation method used is based on observable prices and therefore falls within the Level 2 hierarchy described in IFRS 13 “Fair Value Measurement”.